EXHIBIT 99.1


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002



     I, Dorrit J. Bern, the Chief Executive Officer of Charming Shoppes, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) the Form 10-K of the Company for the year ended February 1, 2003 (the "Form 10-K"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: April 15, 2003                             /S/ DORRIT J. BERN
                                                  ------------------
                                                  Dorrit J. Bern
                                                  Chief Executive Officer


[A signed original of this written statement required by Section 906 has been provided to Charming Shoppes, Inc. and will be retained by Charming Shoppes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]